Exhibit 99.1

(NYSE Listed: PPO) Second Quarter 2011 Supplemental Financial Information

These materials include "forward-looking statements." All statements other than statements of historical facts included in these materials that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements including, in particular, the statements about Polypore International's plans, objectives, strategies and prospects regarding, among other things, the financial condition, results of operations and business of Polypore International and its subsidiaries. We have identified some of these forward-looking statements with words like "believe," "may," "will," "should," "expect," "intend," "plan," "predict," "anticipate," "estimate" or "continue" and other words and terms of similar meaning. These forward-looking statements are based on current expectations about future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Many factors mentioned in our discussion in these materials will be important in determining future results. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties, including with respect to Polypore International, the following, among other things: the highly competitive nature of the markets in which we sell our products; the failure to continue to develop innovative products; the loss of our customers; the vertical integration by our customers of the production of our products into their own manufacturing process; increases in prices for raw materials or the loss of key supplier contracts; our substantial indebtedness; interest rate risk related to our variable rate indebtedness; our inability to generate cash; restrictions related to the senior secured credit agreement; employee slowdowns, strikes or similar actions; product liability claims exposure; risks in connection with our operations outside the United States, including compliance with applicable anti-corruption laws; the incurrence of substantial costs to comply with, or as a result of violations of, or liabilities under environmental laws; the failure to protect our intellectual property; the loss of senior management; the incurrence of additional debt, contingent liabilities and expenses in connection with future acquisitions; the failure to effectively integrate newly acquired operations; the absence of expected returns from the intangible assets we have recorded; the adverse impact from legal proceedings on our financial condition; and natural disasters, epidemics, terrorist acts and other events beyond our control. Because our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking statements, we cannot give any assurance that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on Polypore International's results of operations and financial condition. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of these materials. We do not undertake any obligation to update these forward-looking statements in these materials to reflect new information, future events or otherwise, except as may be required under federal securities laws. Safe Harbor Statement

Second Quarter Results* *The adjusted results on this page represent non-GAAP financial information. Refer to Exhibits A, C and E for reconciliation from GAAP results to adjusted results. (unaudited) Three Months Ended (in millions, except net income per share) Adjusted Adjusted July 2, 2011 July 3, 2010 Net sales $ 196.4 $ 150.1 Cost of goods sold 108.9 89.0 Gross profit 87.5 61.1 Gross profit margin 44.6% 40.7% Selling, general and administrative expenses 34.2 28.4 Operating income 53.3 32.7 Operating income margin 27.1% 21.8% Other (income) expense: Interest expense, net 8.5 11.0 Foreign currency and other (0.9) (0.3) 7.6 10.7 Income before income taxes 45.7 22.0 Income taxes 16.0 6.8 Net income $ 29.7 $ 15.2 Net income per share - diluted $ 0.63 $ 0.33 Weighted average shares outstanding - diluted 47.1 46.2

Second Quarter Year to Date Results* (unaudited) Six Months Ended (in millions, except net income per share) Adjusted Adjusted July 2, 2011 July 3, 2010 Net sales $ 382.1 $ 295.5 Cost of goods sold 215.1 176.0 Gross profit 167.0 119.5 Gross profit margin 43.7% 40.4% Selling, general and administrative expenses 64.6 55.5 Operating income 102.4 64.0 Operating income margin 26.8% 21.7% Other (income) expense: Interest expense, net 17.4 23.3 Foreign currency and other 0.6 (0.8) 18.0 22.5 Income before income taxes 84.4 41.5 Income taxes 28.9 12.2 Net income $ 55.5 $ 29.3 Net income per share - diluted $ 1.18 $ 0.64 Weighted average shares outstanding - diluted 47.0 46.0 * The adjusted results on this page represent non-GAAP financial information.  Refer to Exhibits B, D and E for reconciliation from GAAP results to adjusted results.

POLYPORE

Segment Results*

(unaudited, in millions)

	Three Months Ended			Six Months Ended		
Sales	July 2, 2011	July 3, 2010	Change	July 2, 2011	July 3, 2010	Change
Energy storage						
Lead-acid battery separators	$ 97.0	$ 74.9	29.5%	$ 191.4	$ 145.9	31.2%
Lithium battery separators	50.8	32.6	55.8%	93.0	63.0	47.6%
Total	147.8	107.5	37.5%	284.4	208.9	36.1%
Separations media						
Healthcare	29.9	25.5	17.3%	60.5	54.5	11.0%
Filtration and specialty	18.7	17.1	9.4%	37.2	32.1	15.9%
Total	48.6	42.6	14.1%	97.7	86.6	12.8%
Total	**$ 196.4**	**$ 150.1**	**30.8%**	**$ 382.1**	**$ 295.5**	**29.3%**
Gross Profit						
Energy storage - $	$ 64.7	$ 40.6	59.4%	$ 121.4	$ 78.2	55.2%
% sales	43.8%	37.8%		42.7%	37.4%	
Separations media - $	22.8	20.5	11.2%	45.6	41.3	10.4%
% sales	46.9%	48.1%		46.7%	47.7%	
Gross profit	**$ 87.5**	**$ 61.1**	**43.2%**	**$ 167.0**	**$ 119.5**	**39.7%**
Gross profit %	44.6%	40.7%		43.7%	40.4%	
Segment Operating Income*						
Energy storage - $	$ 40.4	$ 21.2	90.6%	$ 75.2	$ 40.6	85.2%
% sales	27.3%	19.7%		26.4%	19.4%	
Separations media - $	14.0	12.0	16.7%	29.3	24.5	19.6%
% sales	28.8%	28.2%		30.0%	28.3%	
Corporate - $	(1.1)	(0.5)		(2.1)	(1.1)	
% sales	-0.6%	-0.3%		-0.5%	-0.4%	
Segment operating income	**$ 53.3**	**$ 32.7**	**63.0%**	**$ 102.4**	**$ 64.0**	**60.0%**
Segment operating income %	27.1%	21.8%		26.8%	21.7%	

* See Exhibit F for a reconciliation of Segment Operating Income to Income Before Income Taxes.

5

EXHIBITS

Exhibit A Second Quarter 2011 Results Please see Exhibit E for description of adjustments. (unaudited) Three Months Ended July 2, 2011 (in millions, except net income per share) As Reported Adjustments As Adjusted Net sales $ 196.4 $ - $ 196.4 Cost of goods sold 108.9 - 108.9 Gross profit 87.5 - 87.5 Selling, general and administrative expenses 34.5 0.3 a 34.2 Operating income 53.0 (0.3) 53.3 Other (income) expense: Interest expense, net 8.5 - 8.5 Foreign currency and other (0.9) - (0.9) 7.6 - 7.6 Income before income taxes 45.4 (0.3) 45.7 Income taxes 15.9 (0.1) b 16.0 Net income $ 29.5 $ (0.2) $ 29.7 Net income per share - diluted $ 0.63 - $ 0.63 Weighted average shares outstanding - diluted 47.1 47.1

Exhibit B Second Quarter YTD 2011 Results Please see Exhibit E for description of adjustments. (unaudited) Six Months Ended July 2, 2011 (in millions, except net income per share) As Reported Adjustments As Adjusted Net sales $ 382.1 $ - $ 382.1 Cost of goods sold 215.1 - 215.1 Gross profit 167.0 - 167.0 Selling, general and administrative expenses 65.1 0.5 a 64.6 Operating income 101.9 (0.5) 102.4 Other (income) expense: Interest expense, net 17.4 - 17.4 Foreign currency and other 0.6 - 0.6 18.0 - 18.0 Income before income taxes 83.9 (0.5) 84.4 Income taxes 28.7 (0.2) b 28.9 Net income $ 55.2 $ (0.3) $ 55.5 Net income per share - diluted $ 1.18 - $ 1.18 Weighted average shares outstanding - diluted 47.0 47.0

Exhibit C Second Quarter 2010 Results Please see Exhibit C for description of adjustments. (unaudited) Three Months Ended July 3, 2010 (in millions, except net income per share) As Reported Adjustments As Adjusted Net sales $ 150.1 $ - $ 150.1 Cost of goods sold 89.0 - 89.0 Gross profit 61.1 - 61.1 Selling, general and administrative expenses 28.7 0.3 a 28.4 Business restructuring (1.3) (1.3) - Operating income 33.7 1.0 32.7 Other (income) expense: Interest expense, net 11.0 - 11.0 Foreign currency and other (0.3) - (0.3) 10.7 - 10.7 Income before income taxes 23.0 1.0 22.0 Income taxes 7.1 0.3 b 6.8 Net income $ 15.9 $ 0.7 $ 15.2 Net income per share - diluted $ 0.34 $ 0.01 $ 0.33 Weighted average shares outstanding - diluted 46.2 46.2

Exhibit D Second Quarter YTD 2010 Results Please see Exhibit E for description of adjustments. (unaudited) Six Months Ended July 3, 2010 (in millions, except net income per share) As Reported Adjustments As Adjusted Net sales $ 295.5 $ - $ 295.5 Cost of goods sold 176.0 - 176.0 Gross profit 119.5 - 119.5 Selling, general and administrative expenses 56.0 0.5 a 55.5 Business restructuring (0.9) (0.9) - Operating income 64.4 0.4 64.0 Other (income) expense: Interest expense, net 23.3 - 23.3 Gain on sale of Italian subsidiary (3.3) (3.3) - Foreign currency and other (0.8) - (0.8) 19.2 (3.3) 22.5 Income before income taxes 45.2 3.7 41.5 Income taxes 11.7 (0.5) b 12.2 Net income $ 33.5 $ 4.2 $ 29.3 Net income per share - diluted $ 0.73 $ 0.09 $ 0.64 Weighted average shares outstanding - diluted 46.0 46.0

Exhibit E Description of adjustments a FTC-related costs incurred due to the ongoing litigation concerning the acquisition of Microporous. b Impact of adjustments on income taxes.

Exhibit F Reconciliation of Segment Operating Income Reconciliation of Segment Operating Income to Income Before Income Taxes (unaudited, in millions) Three Months Ended Six Months Ended  July 2, 2011 July 3, 2010 July 2, 2011 July 3, 2010 Operating income: Energy storage $ 40.4 $ 21.2 $ 75.2 $ 40.6 Separations media 14.0 12.0 29.3 24.5 Corporate (1.1) (0.5) (2.1) (1.1) Segment operating income 53.3 32.7 102.4 64.0 Business restructuring - (1.3) - (0.9) Non-recurring costs 0.3 0.3 0.5 0.5 Total operating income 53.0 33.7 101.9 64.4 Reconciling items: Interest expense, net 8.5 11.0 17.4 23.3 Gain on sale of Italian subsidiary - - - (3.3) Foreign currency and other (0.9) (0.3) 0.6 (0.8) Income before income taxes $ 45.4 $ 23.0 $ 83.9 $ 45.2